[LOGO]	CSFB 2002-AR17 PRELIMINARY COMPUTATIONAL MATERIALS	April 23, 2002 (212) 538-3831

SEASONED HYBRID ARM NEW ISSUE

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CSFB Mortgage-Backed Pass-Through Certificates,

Series 2002-AR17

$384,264,292
(Approximate)

Expected Investor Settlement Date: April 30, 2002

Washington Mutual Bank, FA
Seller and Servicer

Credit Suisse First Boston Mortgage Securities Corp.
Depositor

Bank One, National Association
Trustee

Credit Suisse First Boston Corporation
Underwriter

Credit Suisse First Boston

CSFB 2002-AR17 PRELIMINARY COMPUTATIONAL MATERIALS	April 23, 2002 (212) 538-3831

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials is referred to as the "Information".

The Information has been provided by Credit Suisse First Boston Corporation. Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the Certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Corporation trading desk at (212) 538-3831.

I.            TRANSACTION SUMMARY – OFFERED CERTIFICATES

               SUBJECT TO A VARIANCE OF +/-10%

Class	Type	Expected Rating(2)	Certificate Size(2)	Initial Coupon	Appx. Price	Payment Window(3)	WAL (years)(3)	Spread Guidance	CPR

1-A-1	Group 1 Senior (3)	AAA/Aaa	$115,531,000	Fixed(6)	[100-28]	5/02-7/03(4)	0.90(4)	55-60	40%

1-X	Group 1 Senior I0	AAA/Aaa	Notional (10)	Variable(12)	TBA	N/A	N/A	TBA	TBA

2-A-1	Group 2 Senior/Seq (9)	AAA/Aaa	211,350,000	Fixed(7)	[101-00]	5/02-6/04(4)	1.08(4)	85-90	40%

2-A-2	Group 2 Senior/Seq (9)	AAA/Aaa	46,431,000	Fixed(14)	[101-00]	6/04-6/04(4)	2.14(4)	45-50	40%

2-X	Group 2 Senior IO	AAA/Aaa	Notional(11)	Variable(13)	TBA	TBA	N/A	TBA	TBA

2-R	REMIC Residual	AAA/NR	100	Fixed(7)	N/A	N/A	N/A	N/A	N/A

C-B-1	Crossed Subordinate	AAA/Aa3	5,380,000	WAC(8)	[101-20]	5/02-5/30(5)	3.89(5)	280-290	40%

C-B-2	Crossed Subordinate	A/A3	2,498,000	WAC(8)	[100-21]	5/02-5/30(5)	3.89(5)	280-290	40%

C-B-3	Crossed Subordinate	BBB/Baa3	1,152,000	WAC(8)	[97-14]	5/02-5/30(5)	3.89(5)	380-390	40%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

(1)	The Certificate Sizes (or notional sizes) are approximate and subject to final collateral and rating agency approval.
(2)	The Offered Certificates are expected to be rated by Standard and Poor’s Ratings Services and Moody’s Investors Service as indicated above.
(3)	Weighted Average Life (“WAL”) and Payment Window are calculated based upon a pricing prepayment speed of 40% CPR.
(4)	WAL and Payment Window information for the Group 1 and Group 2 Certificates are shown to their respective Auction Distribution Date.
(5)	WAL and Payment Window information for the Group C-B Certificates are shown to maturity.
(6)	For every Distribution date on or prior to the Group 1 Auction Distribution Date, the Group 1 Certificates will have an interest rate equal to the lesser of (a) [4.45]% and (b) the Net WAC of the loan group 1 mortgage loans.
(7)	For every Distribution date on or prior to the Group 2 Auction Distribution Date, the Class 2-A-1 Certificates will have an interest rate equal to the lesser of (a) [4.90]% the fixed interest rate for such certificates and (b) the Net WAC of the loan group 2 mortgage loans.
(8)	For every Distribution date, the Group C-B Certificates will have an interest rate equal to the weighted average Net WAC of the mortgage loans in each loan group weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the class principal balance of the related classes of Senior Certificates. The Group C-B Certificate interest rate with respect to the first Distribution Date is expected to be approximately 6.5445%.
(9)	The Group 1 and Group 2 Certificates are each subject to a Mandatory Auction Call (as described herein) on their respective Auction Distribution Dates (as described herein). (10) The Class 1-X Certificate notional balance will equal the aggregate Group 1 Certificate class principal balance.
(11)	The Class 2-X Certificate notional balance will equal the aggregate Group 2 Certificate class principal balance plus the Class 2-R Certificate principal balance.
(12)	For every Distribution Date until the Group 1 Auction Distribution Date (as described herein), the Class 1-X Certificates will have an interest rate equal to the excess of the Net WAC of the loan group 1 mortgage loans over the Class 1-A-1 Certificate interest rate. After the Group 1 Auction Distribution Date, the Class 1-X Certificates will not receive any payments. The Class 1-X Certificate interest rate with respect to the first Distribution Date is expected to be approximately [1.88]%.
(13)	For every Distribution Date until the Group 2 Auction Distribution Date (as described herein), the Class 2-X Certificates will have an interest rate equal to the excess of the Net WAC of the loan group 2 mortgage loans over the weighted average of the Group 2 Certificate interest rates. After the Group 2 Auction Distribution Date, the Class 2-X Certificates will not receive any payments. The Class 2-X Certificate interest rate with respect to the first Distribution Date is expected to be approximately [1.75]%.
(14)	For every Distribution Date prior to the Group 2 Auction Distribution Date, the Class 2-A-2 Certificates will have an interest rate equal to the lesser of (a) [4.87]% and (b) the Net WAC of the loan group 2 mortgage loans.

I.            TRANSACTION SUMMARY – OFFERED CERTIFICATES

Class	Type	Expected Rating(2)	Certificate Size(1)	Initial Coupon	Price	PAYMENT WINDOW(3)	WAL (years)(3)	Spread Guidance	Bench -mark	CPR

C-B-5	Crossed Subordinate	BB/NR	$1,153,000	WAC	N/A	[5/02- ](4)	[ ](4)	N/A	[ ]	40%

C-B-5	Crossed Subordinate	B/NR	384,000	WAC	N/A	[5/02- ](4)	[ ](4)	N/A	[ ]	40%

C-B-6	Crossed Subordinate	NR/NR	385,192	WAC	N/A	[5/02- ](4)	[ ](4)	N/A	[ ]	40%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

(1)	The Certificate Sizes are approximate and subject to final collateral and rating agency approval.
(2)	The Non-offered Certificates are expected to be rated by Standard and Poor’s Ratings Services only.
(3)	Weighted Average Life (“WAL”) and Payment Window are calculated based upon a pricing prepayment speed of 40% CPR
(4)	WAL and Payment Window information for the Group C-B Certificates are shown to maturity.

II.     COLLATERAL SUMMARY
        (AS OF THE CUT-OFF DATE)

Loan group 1 collateral details

WAC WA Net WAC WA Gross Margin WA Net Margin Index (96.1% of Grp) WA Months to Reset (Range) WAM	6.829% 6.329% 2.884% 2.384% 1 Year MTA 17 (9-21) 322	Average Loan Balance Maximum Loan Balance California Concentration WA Current LTV WA Current Credit Score Full Doc Single Family Property Type	$375,144 $1,445,085 100% 67.65% 731 45.35% 89.74%

Loan group 2 collateral details

WAC WA Net WAC WA Gross Margin WA Net Margin Index (99.5% of Grp) WA Months to Reset (Range) WAM	7.141% 6.641% 2.914% 2.414% 1 Year MTA 28 (22-31) 333	Average Loan Balance Maximum Loan Balance California Concentration WA Current LTV WA Current Credit Score Full Doc Single Family Property Type	$384,556 $2,203,836 100% 69.11% 720 30.68% 85.64%

MORTGAGE POOL collateral details

WAC WA Net WAC WA Gross Margin WA Net Margin Index (98.5% of Pool) WA Months to Reset (Range) WAM	7.044% 6.544% 2.904% 2.404% 1 Year MTA 24 (9-31) 329	Average Loan Balance Maximum Loan Balance California Concentration WA Current LTV WA Current Credit Score Full Doc Single Family Property Type	$381,593 $2,203,836 100% 68.66% 724 35.22% 86.91%

Note: “Current LTV” reflects either loan amortization or loan amortization and updated appraised values of the related mortgaged property. “Current Credit Score” as of April 2002.

III.      [MANDATORY AUCTION CALL]

[Guaranteed Final Maturity (Group 1):]

[During the five business days prior to the distribution date in [July 2003], Bank One, National Association, in its capacity as “Auction Administrator” will auction the Group 1 Certificates to third party investors.

On the distribution date in [July 2003], (the “Group 1 Auction Distribution Date”) these Group 1 Certificates will be transferred to third-party investors, in return for a distribution of the outstanding principal balance of those certificates (to the extent received from the applicable third party investors and the [Swap Counterparty] (as defined below).

The Auction Administrator will enter into a [swap agreement] pursuant to which [CSFB entity rated no less than AA-], as the [“Swap Counterparty”], will agree to pay the excess, if any, of the outstanding principal balance of the Group 1 Certificates, after application of all principal distributions and realized losses on the distribution date in [July 2003], over the amount received in the auction. In the event that all or a portion of the Group 1 Certificates is not sold in the auction, the auction price for such certificates will be deemed to be zero and the [Swap Counterparty] will pay the Auction Administrator the entire outstanding principal balance of the unsold certificates, after application of all principal distributions and realized losses on the distribution date in [July 2003].

In the event that the amount received in the auction is greater than the principal balance of the Group 1 Certificates, that excess will not be paid to the certificate holders.]

[Guaranteed Final Maturity (Group 2):]

[During the five business days prior to the distribution date in [July 2004], Bank One, National Association, in its capacity as “Auction Administrator” will auction the Group 2 Certificates to third party investors.

On the distribution date in [June 2004] (the “Group 2 Auction Distribution Date”), these Group 2 Certificates will be transferred to third-party investors, in return for a distribution of the outstanding principal balance of those certificates (to the extent received from the applicable third party investors and the [Swap Counterparty] (as defined below).

The Auction Administrator will enter into a [swap agreement] pursuant to which [CSFB entity rated no less than AA-], as the [“Swap Counterparty”], will agree to pay the excess, if any of the outstanding principal balance of the Group 2 Certificates, after application of all principal distributions and realized losses on the distribution date in [June 2004], over the amount received in the auction. In the event that all or a portion of a class of Group 2 Certificates is not sold in the auction, the auction price for such certificates will be deemed to be zero and the [Swap Counterparty] will pay the Auction Administrator the entire outstanding principal balance of the unsold certificates, after application of all principal distributions and realized losses on the distribution date in [June 2004].

In the event that the amount received in the auction is greater than the principal balance of the Group 2 Certificates, that excess will not be paid to the certificate holders.]

IV.      CREDIT ENHANCEMENT

Subordination:

The Group 1 and Group 2 Certificates will receive distributions of interest and principal before the Group C-B Certificates are entitled to receive distributions of interest or principal. The Group C-B Certificates in reverse numerical order will absorb most losses on loan group 1 and loan group 2 mortgage loans prior to the Group 1 and Group 2 Certificates.

It is anticipated that the subordination of the Group C-B Certificates which provides credit enhancement for the Senior Certificates will initially equal 2.85%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-1 Certificates will initially equal 1.45%. It is anticipated that the subordination which provides credit enhancement for the Class C-B-2 Certificates will initially equal 0.80%. It is anticipated that the subordination which provides credit enhancement for the Class C-B-3 Certificates will initially equal 0.50%. NOTE: The Group C-B Certificates represent interests in both the loan group 1 and loan group 2 mortgage loans; consequently, the Group C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in either of these groups. The Group 1 and Group 2 Certificates will receive

Shifting of Interests:

The Group 1 and Group 2 Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the seventh anniversary of the first distribution date. During the next four years, these Group 1 and Group 2 Certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments. This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of the Group 1 and Group 2 Certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage on or after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the Group C-B Certificates will receive their pro rata share of principal prepayments.

If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the Group C-B Certificates will receive 50% of their pro rata share of principal prepayments.

Cross- Collateralization:

In certain limited circumstances, principal and Cross-Collateralizinterest collected from either of the loan group 1 and loan group 2 mortgage loans may be used to pay principal or interest, or both, to the Senior Certificates unrelated to that loan group. The Group C-B Certificates will provide limited

Coverage for Excess Losses:

The Group C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against (i) Special Hazard Losses in an initial amount expected to be up to approximately $[10,731,020], (ii) Bankruptcy Losses in an initial amount expected to be up to approximately $[100,000] and (iii) Fraud Losses in an initial amount expected to be up to approximately $[7,685,286].

Note: The above amounts apply to mortgage loans in both loan group 1 and loan group 2 collectively; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact excess loss protection to unrelated Senior Certificates.

V.       SUMMARY TERMS

Series Name:	CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR17.

Depositor:	Credit Suisse First Boston Mortgage Securities Corp.

Seller and Servicer:	Washington Mutual Bank, FA.

Trustee:	Bank One, National Association.

Sole Underwriter:	Credit Suisse First Boston Corporation.

Cut-off Date:	April 1, 2002.

Pricing Date:	On or about April [24], 2002.

Closing Date:	On or about April [29], 2002.

Settlement Date:	On or about April 30, 2002.

Offered Certificates:

Class 1-A-1 Certificates (the "Group 1 Certificates"); Class 2-A-1 and Class 2-A-2 Certificates (together, the “Group 2 Certificates”); Class 1-X and Class 2-X Certificates (together, the “IO Certificates”); Class 2-R Certificates (and together with the Group 1, Group 2 and IO Certificates, the “Senior Certificates”); and Class C-B-1, Class C-B-2 and Class C-B-3 Certificates (and together with the Senior Certificates, the “Offered Certificates”).

Privately Offered Certificates:	Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (and together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the "Group C-B Certificates").

Distribution Dates:	The 19th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in May 2002.

Accrual Periods:	For any distribution date, the offered certificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date.

Delay Days:	18 day delay.

Optional Redemption:

On any distribution date on or after which the aggregate unpaid principal balance of the loan group 1 and loan group 2 mortgage loans is less than or equal to 1% of the aggregate unpaid principal balance of the mortgage loans as of the Cut-off Date, the Servicer will have the option to purchase the mortgage loans.

Pricing Speed:	40% CPR.

Certificate Ratings:	The Offered Certificates are expected to be rated by Moody's Investors Service ("Moody's") and Standard & Poor's Rating Services (“S&P”), with the ratings indicated in Section I. Above.

Registration:

Delivery of the Offered Certificates (except for the Class 2-R Certificates) will be made available through the book-entry facilities of The Depository Trust Company, Clearstream Luxembourg and the Euroclear System.

V.      SUMMARY TERMS (continued)

ERISA Eligibility:

Prior to the applicable auction date, ERISA-subject benefit plans may invest in the Class 1-A-1, Class 2-A-1 and Class 2-A-2 Certificates only if the acquisition and holding are eligible for the exemptive relief available under PTCE 84-14, 90-1, 91-38, 95-60 or 96-23. The IO Certificates and Class C-B-1, C-B-2 and C-B-3 Certificates are expected to be ERISA eligible.

Federal Tax Treatment:	The trust will make one or more REMIC elections.

Principal and Interest Advancing:	The Servicer will make cash advances with respect to delinquent scheduled payments of principal and interest on any Mortgage Loan to the extent they are deemed recoverable.

Compensating Interest:

The Servicer will provide compensating interest for prepayment interest shortfalls in an amount equal to the least of (i) prepayment interest shortfalls resulting from prepayments in full during the preceding calendar month, (ii) one-twelfth of 0.25% of the principal balance of the mortgage loans immediately preceding such distribution date and (iii) the sum of the servicing fee payable to the servicer in respect of its servicing activities and reinvestment income received by the servicer on amounts payable with respect to such distribution.

Mortgage Loans:

The aggregate principal balance as of the Cut-off Date of the mortgage pool is approximately $384,264,292 and consists of approximately 1,007 seasoned, adjustable rate mortgage loans (with an initial fixed rate period of five years) secured by first liens on residential properties with original terms of not more than 40 years. After the initial fixed rate period, the interest rate and payment for all of the mortgage loans adjust annually based on an index plus a margin. The index used for substantially all of the mortgage loans is the 12-month moving average yield on U.S. Treasury Securities adjusted to a constant maturity of one year (“One-Year MTA”).

The mortgage pool consists of two mortgage loan groups. Loan group 1 consists of approximately 317 mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $118,920,583. Each of the mortgage loans in loan group 1 has a next reset date within the next 21 months inclusive. The Group 1 Certificates correspond to loan group 1.

Loan group 2 consists of approximately 690 mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $265,343,709. Each of the mortgage loans in loan group 2 has a next reset date after the next 21 months. The Group 2 Certificates correspond to loan group 2.

None of the mortgage loans provide for negative amortization. For further collateral information, see "Collateral Summary" and "Collateral Details" herein.

SMMEA:	The Group 1, Group 2, IO and Class C-B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

V.       SUMMARY TERMS (continued)

Priority of Distributions:

Distribution will in general be made for the related group in the order and priority as follows:

1. First, to the related Senior Certificates, pro rata, accrued and unpaid interest at their respective interest rates on their respective Class Principal or Notional Balances;

2. Second, to the related Senior Certificates, as principal, the Senior Principal Distribution amount as described below under the heading "Distributions of Principal";

3. Next, to each class of Group C-B Certificates, interest and then principal in increasing order of numerical class designation; and

4. Then, to the Class 2-R Certificates, the remainder (which is expected to be zero).

Distribution of Principal:

On each distribution date, an amount up to the amount of the Group 1 Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class 1-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the amount of the Group 2 Senior Principal Distribution Amount for that distribution date, will be distributed as principal, sequentially, as follows:

1.	First, to the Class 2-R Certificates, until the Class Principal Balance of the Class 2-R Certificates has been reduced to zero;

2.	Second, to the Class 2-A-1, until its Class Principal Balance has been reduced to zero; and

3.	Then, to the Class 2-A-2, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal, to the Group C-B Certificates, to the extent remaining after distribution of interest and principal to the Senior Certificates. Each class of Group C-B Certificates will be entitled to receive its pro rata share, based on its respective class principal balance, of the Subordinate Principal Distribution Amount.

Distributions of principal of the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

VI.       COLLATERAL DETAILS

Stratification                       Group 1             Group 2           Total

Total Pool
----------
Number of Loans                          317                 690            1007
Aggregate Unpaid Principal
  Balance                     118,920,583.67      265,343,709.05   34,264,292.72
Percent of Total                      30.95%              69.05%         100.00%
Average Unpaid Principal
  Balance                         375,143.80          384,556.10      381,593.14
Minimum Unpaid Principal
  Balance                          41,509.54            4,848.67        4,848.67
Maximum Unpaid Principal
  Balance                       1,445,084.70        2,203,835.74    2,203,835.74

Weighted Averages
-----------------
Gross Coupon                          6.829%              7.141%        7.044%
Net Coupon                            6.329%              6.641%        6.544%
Original Term(months)                    365                 365           365
Stated Remaining Term to
  Maturity(months)                       322                 333           329
Original Loan to Value                71.89%              72.04%        71.99%
Current Loan to Value                 67.65%              69.11%        68.66%
Credit Score                             731                 720           724
Gross Margin                          2.884%              2.914%        2.904%
Net Margin                            2.384%              2.414%        2.404%
Rate Cap at First Adjustment              2%                  2%            2%
Periodic Rate Cap                         2%                  2%            2%
Maximum Interest Rate                11.016%             11.273%       11.194%
Months to Roll                            17                  28            24
Seasoning (months)                        43                  32            36

Index Type
----------
Treasury - 1 Year                      3.94%               0.47%         1.55%
1 Year MTA                            96.06%              99.53%        98.45%

Loan Type
---------
5/1 Hybrid                           100.00%             100.00%       100.00%

Principal Balance
-----------------
0.01 - 100,000.00                      0.11%               0.09%         0.10%
100,000.01 - 200,000.00                0.32%               0.44%         0.40%
200,000.01 - 300,000.00               31.61%              23.25%        25.84%
300,000.01 - 400,000.00               26.26%              31.07%        29.58%
400,000.01 - 500,000.00               11.93%              16.92%        15.37%
500,000.01 - 600,000.00                6.46%               8.81%         8.08%
600,000.01 - 700,000.00                4.93%               5.12%         5.06%
700,000.01 - 800,000.00                5.03%               3.03%         3.65%
800,000.01 - 900,000.00                3.62%               3.21%         3.34%
900,000.01 - 1,000,000.00              2.34%               5.80%         4.73%
1,000,000.01 - 1,100,000.00            0.89%               0.41%         0.56%
1,100,000.01 - 1,200,000.00            1.00%               0.00%         0.31%
1,200,000.01 >=                        5.50%               1.85%         2.98%

State
-----
California                           100.00%             100.00%       100.00%

VI.      COLLATERAL DETAILS (continued)

Stratification                       Group 1             Group 2           Total

Gross Rate
----------
5.751 - 6.000                          1.73%               0.12%           0.62%
6.001 - 6.250                          7.31%               1.45%           3.26%
6.251 - 6.500                         14.85%               4.88%           7.96%
6.501 - 6.750                         21.22%              17.13%          18.40%
6.751 - 7.000                         29.86%              20.28%          23.24%
7.001 - 7.250                         17.28%              21.28%          20.04%
7.251 - 7.500                          3.33%              19.13%          14.24%
7.501 - 7.750                          3.76%              10.43%           8.36%
7.751 - 8.000                          0.67%               4.15%           3.08%
8.001 - 8.250                          0.00%               0.67%           0.46%
8.251 - 8.500                          0.00%               0.47%           0.33%

Gross Margin
------------
2.501 - 2.750                          1.90%               0.47%           0.91%
2.751 - 3.000                         95.97%              92.18%          93.35%
3.251 - 3.500                          2.13%               7.34%           5.73%

Maximum Rate
------------
10.501 - 10.750                       19.81%               0.00%           6.13%
10.751 - 11.000                       71.91%              67.19%          68.65%
11.001 - 11.250                        0.21%               0.00%           0.06%
11.251 - 11.500                        1.93%               4.65%           3.81%
11.751 - 12.000                        0.55%              24.89%          17.36%
12.001 - 12.250                        1.34%               0.16%           0.52%
12.251 - 12.500                        1.63%               3.02%           2.59%
12.501 - 12.750                        1.49%               0.10%           0.53%
12.751 - 13.000                        0.69%               0.00%           0.21%
13.001 - 13.250                        0.44%               0.00%           0.14%

Credit Score
------------
Not Supplied                           0.63%               0.98%           0.88%
<=550                                   0.94%               1.05%           1.02%
551 - 579                              0.89%               0.87%           0.87%
580 - 619                              1.43%               3.11%           2.59%
620 - 659                              4.22%               8.83%           7.40%
660 - 699                             17.38%              17.52%          17.48%
700 - 729                             20.63%              18.81%          19.37%
730 >=                                53.88%              48.82%          50.39%

Property Type
-------------
Single Family Residence               89.74%              85.64%          86.91%
Townhouse                              0.00%               0.75%           0.52%
Condo                                  8.15%               9.40%           9.02%
2-4 Family                             1.90%               4.20%           3.49%
PUD                                    0.21%               0.00%           0.07%

VI.      COLLATERAL DETAILS (continued)

Stratification                       Group 1             Group 2           Total

Occupancy
---------
Primary                               98.72%              95.86%          96.74%
Second Home                            0.60%               0.94%           0.83%
Investment                             0.68%               3.20%           2.42%

Loan Purpose
------------
Purchase                              53.82%              63.48%          60.49%
Refinance - Rate Term                 13.08%              10.32%          11.18%

Refinance - Cashout                   33.10%              26.20%        28.33%

Original Loan to Value Ratio
----------------------------
<= 50.000                              5.53%               7.15%           6.65%
50.001 - 55.000                        1.82%               2.54%           2.32%
55.001 - 60.000                        2.96%               5.52%           4.73%
60.001 - 65.000                        9.17%               7.80%           8.23%
65.001 - 70.000                       19.35%              12.90%          14.89%
70.001 - 75.000                       30.03%              24.79%          26.41%
75.001 - 80.000                       26.06%              30.74%          29.29%
80.001 - 85.000                        0.23%               0.10%           0.14%
85.001 - 90.000                        3.34%               6.31%           5.39%
90.001 - 95.000                        1.50%               2.16%           1.95%

Current Loan to Value Ratio
---------------------------
<= 50.000                              8.11%               8.78%           8.57%
50.001 - 55.000                        1.58%               3.29%           2.76%
55.001 - 60.000                        4.62%               6.57%           5.97%
60.001 - 65.000                       16.07%               9.17%          11.30%
65.001 - 70.000                       16.04%              12.51%          13.60%
70.001 - 75.000                       29.69%              23.15%          25.18%
75.001 - 80.000                       19.74%              28.26%          25.62%
80.001 - 85.000                        1.08%               1.18%           1.15%
85.001 - 90.000                        2.26%               5.37%           4.41%
90.001 - 95.000                        0.80%               1.71%           1.43%

VI.      COLLATERAL DETAILS (continued)

Stratification                       Group 1             Group 2           Total

Months to First Rate Adjustment
-------------------------------
9 Months                               1.18%               0.00%           0.36%
10 Months                              1.59%               0.00%           0.49%
11 Months                              1.69%               0.00%           0.52%
12 Months                              7.34%               0.00%           2.27%
13 Months                              6.40%               0.00%           1.98%
14 Months                              6.96%               0.00%           2.15%
15 Months                              6.20%               0.00%           1.92%
16 Months                              9.50%               0.00%           2.94%
17 Months                              7.91%               0.00%           2.45%
18 Months                              8.76%               0.00%           2.71%
19 Months                             15.01%               0.00%           4.64%
20 Months                             12.70%               0.00%           3.93%
21 Months                             14.77%               0.00%           4.57%
22 Months                              0.00%               3.90%           2.69%
23 Months                              0.00%               8.02%           5.54%
24 Months                              0.00%               6.33%           4.37%
25 Months                              0.00%               8.83%           6.09%
26 Months                              0.00%               8.61%           5.94%
27 Months                              0.00%               7.92%           5.47%
28 Months                              0.00%              11.66%           8.05%
29 Months                              0.00%              11.09%           7.66%
30 Months                              0.00%               6.82%           4.71%
31 Months                              0.00%              26.82%          18.52%

Documentation Type
------------------
Unknown                                2.72%               0.47%           1.17%
Full                                  45.35%              30.68%          35.22%
Low                                   51.67%              68.47%          63.27%
Streamline                             0.26%               0.37%           0.34%

Original Term (months)
----------------------
<= 180                                 0.23%               0.00%           0.07%
321 - 360                             95.27%              95.84%          95.66%
361 - 480                              4.50%               4.16%           4.27%

Stated Remaining Term to Maturity (months)
------------------------------------------
<= 180                                 0.23%               0.00%           0.07%
281 - 320                             80.50%               0.00%          24.91%
321 - 360                             14.77%              95.84%          70.75%
361 - 480                              4.50%               4.16%           4.27%

Seasoning (months)
------------------
26 - 30                                0.00%              33.64%          23.23%
31 - 35                                0.00%              48.11%          33.22%
36 - 40                               27.47%              18.25%          21.11%
41 - 45                               47.38%               0.00%          14.66%
46 - 50                               23.98%               0.00%           7.42%
51 - 55                                1.18%               0.00%           0.36%

VIII.      CONTACTS

ARMs TRADING DESK

CONTACT Brett Marvin Director Whole Loan ARM Trading Brian Bowes Vice President Whole Loan ARM Trading Brian Murphy Vice President Whole Loan ARM Structuring	PHONE 212-538-3831 212-538-3831 212-538-3734	FAX 212-743-5384 212-743-5385 212-743-5384	E-MAIL MAILTO:BRETT.MARVIN@CSFB.COM MAILTO:BRIAN.BOWES@CSFB.COM MAILTO:BRIAN.MURPHY.2@CSFB.COM

STRUCTURED FINANCE

CONTACT John P. Graham Director Kari Roberts Managing Director	PHONE 212-325-6201 212-325-7191	FAX 212-743-4683 212-743-5183	E-MAIL MAILTO:JOHN.P.GRAHAM@CSFB.COM MAILTO:KARI.ROBERTS@CSFB.COM

Collateral Analysis

CONTACT Josef Bittman Associate	PHONE 212-538-6611	FAX 212-325-8334	E-MAIL MAILTO:JOSEF.BITTMAN@CSFB.COM